SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Under Rule 14a-12

MAINSTAY VP FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAINSTAY VP FUNDS TRUST
MAINSTAY VP MARKETFIELD PORTFOLIO
51 Madison Avenue
New York, New York 10010
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held April 4, 2016

The Proxy Statement is also available at www.2voteproxy.com/NYL or mainstayinvestments.com.

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (“Special Meeting”) of the MainStay VP Marketfield Portfolio (“Portfolio”), a series of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010, on April 4, 2016 beginning at 10:00 a.m., Eastern time.

As the owner of a variable annuity contract or a variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, you have the right to instruct NYLIAC how to vote your shares of the Portfolio at the Special Meeting.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Portfolio will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve new subadvisory agreements between New York Life Investments and each of the following subadvisors (collectively, “New Subadvisors”):

(a)	Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”);

(b)	Candriam France S.A.S. (“Candriam France”);

(c)	MacKay Shields LLC (“MacKay Shields”); and

(d)	Cushing Asset Management, LP (“Cushing”).

2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval.

The agreement with each New Subadvisor must be approved separately. Each proposal to approve one of the four new subadvisory agreements may be referred to herein as a “sub-proposal”.

Approval of Proposal 2 would authorize the Portfolio, and New York Life Investments as investment manager of the Portfolio, to rely on an expanded exemptive order issued by the Securities and Exchange Commission (or any similar future rule or exemptive order), which permits New York Life Investments, under certain circumstances and with approval of the Board of Trustees of the Trust (“Board” or “Trustees”), to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval (“New Order”).

Proposal 1 corresponds to the repositioning of the Portfolio (“Repositioning”), which will take effect on or about January 19, 2016 (unless otherwise indicated). The Repositioning involves the following changes:

•	effective January 15, 2016, the termination of the subadvisory agreement between New York Life Investments, on behalf of the Portfolio, and Marketfield Asset Management LLC (“Marketfield”), the existing subadvisor for the Portfolio;

•	changing the Portfolio’s name from the MainStay VP Marketfield Portfolio to the MainStay VP Absolute Return Multi-Strategy Portfolio;

•	implementation of a new investment objective and principal investment strategies for the Portfolio, pursuant to which New York Life Investments will allocate the Portfolio’s assets among multiple non-traditional or “alternative” investment strategies managed by New York Life Investments and various subadvisors; and

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•	retention of the New Subadvisors on an interim basis to serve as subadvisors to the Portfolio. The New Subadvisors will serve as subadvisors to the Portfolio pursuant to the terms of Interim Subadvisory Agreements dated on or about January 15, 2016 (the “Interim Subadvisory Agreements”). Each Interim Subadvisory Agreement will terminate by its terms on June 13, 2016. Each of Cornerstone Holdings, Candriam France and MacKay Shields is affiliated with New York Life Investments, and Cushing is unaffiliated with New York Life Investments;

It is anticipated that, with shareholder approval of Proposal 1, the retention of the New Subadvisors on a longer-term basis (i.e., beyond the term of each Interim Subadvisory Agreement) would take place on or about April 5, 2016. A vote in favor of Proposal 2 would grant New York Life Investments the ability, with Board approval (but without shareholder approval), to make additional changes to the subadvisor line-up for the Portfolio in the future.

The Board has recommended that the Proposals be presented to shareholders of the Portfolio for their consideration. Although the Trustees have determined that the Proposals are in the Portfolio’s best interests, the final decision to approve the Proposals is up to you.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting, the Proposals, the Repositioning and retention of the New Subadvisors. You may vote at the Special Meeting if you are a policy owner of record of the Portfolio as of the close of business on January 5, 2016. If you attend the Special Meeting, you may vote your shares that are attributable to your contract in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

To make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposals at the Special Meeting, as opposed to directing NYLIAC to vote on the Proposals. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Trust for additional information by calling toll-free 888-474-7725.

By Order of the Board of Trustees,

J. Kevin Gao Secretary and Chief Legal Officer

January 14, 2016

IMPORTANT NOTICE

PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp.	c/o John Doe John Doe
(4) ABC Corp.	Profit Sharing Plan John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ	Partnership Jane B. Smith, Partner
(2) Smith and Jones, Limited	Jane B. Smith, General Partner Partnership
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Custodian f/b/o/ John B Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

Please choose one of the following options to vote your shares:

1.	VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

2.	VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

3.	VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

4.	VOTE IN PERSON AT THE SPECIAL MEETING.

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MAINSTAY VP FUNDS TRUST
MAINSTAY VP MARKETFIELD PORTFOLIO
51 Madison Avenue
New York, New York 10010

PROXY STATEMENT JANUARY 19, 2016

SPECIAL MEETING OF SHAREHOLDERS
To Be Held April 4, 2016

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, on behalf of MainStay VP Marketfield Portfolio (“Portfolio”), a series of the Trust, for a Special Meeting of Shareholders of the Portfolio (“Special Meeting”). The Special Meeting will be held on April 4, 2016, at 10:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010. The Board plans to cause this Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy card to be distributed on or about January 25, 2016 to all shareholders of record of the Portfolio as of the close of business on January 5, 2016 (“Record Date”).

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, and some or all of your Policy value is invested in the Portfolio as of the Record Date. Although NYLIAC is the majority record owner of the Portfolio’s shares, as an owner of a Policy (“Policy Owner”) issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolio that are attributable to your Policy. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposals at the Special Meeting, as opposed to directing NYLIAC to vote on the Proposals. Additionally, this Proxy Statement sometimes refers to Policy Owners as “shareholders” for ease of reading purposes. The Trust also has four asset allocation portfolios (“Asset Allocation Portfolios”), which may invest in and own shares of the Portfolio directly. In that event, New York Life Investments, the Asset Allocation Portfolios’ investment manager, will vote the shares of the Asset Allocation Portfolios in accordance with proxy voting policies and procedures implemented by the Asset Allocation Portfolios.

At the Special Meeting, and as specified in greater detail in this Proxy Statement, shareholders of the Portfolio will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve new subadvisory agreements between New York Life Investments and each of the following subadvisors (collectively, “New Subadvisors”):

(a)	Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”);

(b)	Candriam France S.A.S. (“Candriam France”);

(c)	MacKay Shields LLC (“MacKay Shields”); and

(d)	Cushing Asset Management, LP (“Cushing”).

2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval.

The agreement with each New Subadvisor must be approved separately. Each proposal to approve one of the four new subadvisory agreements may be referred to herein as a “sub-proposal”.

Approval of Proposal 2 would authorize the Portfolio, and New York Life Investments as investment manager of the Portfolio, to rely on an expanded exemptive order issued by the Securities and Exchange Commission (“SEC”) (or any similar future rule or exemptive order), which permits New York Life Investments, under certain circumstances and with Board approval, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval (“New Order”).

Proposal 1 corresponds to the repositioning of the Portfolio (“Repositioning”), which will take effect on or about January 19, 2016 (unless otherwise indicated). The Repositioning involves the following changes:

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•	effective January 15, 2016, the termination of the subadvisory agreement between New York Life Investments, on behalf of the Portfolio, and Marketfield Asset Management LLC (“Marketfield”), the existing subadvisor for the Portfolio;

•	changing the Portfolio’s name from the MainStay VP Marketfield Portfolio to the MainStay VP Absolute Return Multi-Strategy Portfolio;

•	implementation of a new investment objective and principal investment strategies for the Portfolio, pursuant to which New York Life Investments will allocate the Portfolio’s assets among multiple non-traditional or “alternative” investment strategies managed by New York Life Investments and various subadvisors; and

•	retention of the New Subadvisors on an interim basis to serve as subadvisors to the Portfolio. The New Subadvisors will serve as the subadvisors to the Portfolio pursuant to the terms of Interim Subadvisory Agreements dated on or about January 15, 2016 (the “Interim Subadvisory Agreements”). Each Interim Subadvisory Agreement will terminate by its terms on June 13, 2016. Each of Cornerstone Holdings, Candriam France and MacKay Shields is affiliated with New York Life Investments, and Cushing is unaffiliated with New York Life Investments;

It is anticipated that, with shareholder approval of Proposal 1, the retention of the New Subadvisors on a longer-term basis (i.e., beyond the term of each Interim Subadvisory Agreement) would take place on or about April 5, 2016.

For additional details regarding the Repositioning, please see the supplement to the Portfolio’s prospectus which was filed with the Securities and Exchange Commission on December 16, 2015.

The Board has recommended that the Proposals be presented to shareholders of the Portfolio for their consideration and approval. Although the Trustees have determined that the Proposals and the Repositioning are in the best interests of the Portfolio, the final decision to approve the Proposals is up to you. In connection with their consideration of Proposal 1, the Trustees considered the following items regarding the potential benefits to shareholders that may result from approval of Proposal 1 and the corresponding ability for the Portfolio to continue to operate in its repositioned form: (i) NYLIAC’s and New York Life Investments’ view that shareholders would benefit from the Portfolio’s implementation of a diversified multi-strategy alternatives approach; (ii) NYLIAC’s and New York Life Investments’ belief that shareholders will benefit from the Portfolio’s greater investment flexibility and access to additional investment strategies; and (iii) New York Life Investments’ representation regarding the expected reduction in the Portfolio’s total operating expenses, including a reduction in the Portfolio’s management fee. With regard to Proposal 2, the Trustees considered, among other things, the potential for the Portfolio to operate more efficiently and cost-effectively, including through the ability to enter into and/or materially amend agreements with unaffiliated and certain affiliated subadvisors in accordance with the New Order.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Only shareholders of record who owned shares of any class of the Portfolio on the Record Date are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of the Portfolio that you own entitles you to one (1) vote with respect to each of the Proposals and such other matters as may properly come before the Special Meeting. (A fractional share has a fractional vote.)

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

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PROPOSAL 1

APPROVAL OF NEW SUBADVISORY AGREEMENTS BETWEEN
(a) NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND CORNERSTONE CAPITAL MANAGEMENT HOLDINGS LLC
(b) NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND CANDRIAM FRANCE S.A.S.
(c) NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND MACKAY SHIELDS LLC
AND
(d) NEW YORK LIFE INVESTMENT MANAGEMENT LLC
AND CUSHING ASSET MANAGEMENT, L.P.

This Proposal 1 relates to proposed new subadvisory agreements between (a) New York Life Investments and Cornerstone Holdings, (b) New York Life Investments and Candriam France, (c) New York Life Investments and MacKay Shields, and (d) New York Life Investments and Cushing (“Proposed Subadvisory Agreements”) on behalf of the Portfolio. The Proposed Subadvisory Agreements are necessary for New York Life Investments and the New Subadvisers to implement the Portfolio’s new investment strategy on a longer-term basis beyond the term of the Interim Subadvisory Agreements.

At an in-person meeting held on December 8-10, 2015, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of the Trust (“Independent Trustees”), approved the appointment of the New Subadvisors on an interim basis to replace Marketfield, and the New Subadvisors will take on the Portfolio’s investment management responsibilities on or about January 15, 2016. The New Subadvisors were appointed pursuant to Interim Subadvisory Agreements, which were each approved by the Board at the December 8-10, 2015 meeting, as permitted by Rule 15a-4 under the 1940 Act. At the in-person meeting held on December 8-10, 2015, the Board also approved the longer-term appointment of the New Subadvisors to the Portfolio and the adoption of the Subadvisory Agreements between New York Life Investments and each of the New Subadvisors, subject to shareholder approval of Proposal 1. In accordance with Rule 15a-4 under the 1940 Act, the Portfolio’s shareholders are asked to approve the Subadvisory Agreements before the termination date of the Interim Subadvisory Agreements so that New Subadvisors to serve as subadvisors to the Portfolio on an uninterrupted basis following the expiration of the Interim Subadvisory Agreements.

Investment companies are required to obtain shareholder approval for certain types of changes, such as the approval of the Proposed Subadvisory Agreements contemplated in this Proposal 1. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors. New York Life Investments and the Trust have obtained an exemptive order (“Current Order”) from the SEC permitting New York Life Investments, on behalf of the Portfolio and subject to certain conditions and the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. In addition, New York Life Investments and the Trust have obtained a new exemptive order from the SEC (the “New Order”) to permit New York Life Investments, subject to certain conditions and approval by the Board, to hire or terminate, unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (each, a “Wholly-Owned Subadvisor”). For the Portfolio to be able to rely on the expanded exemptive relief provided under the New Order, which superseded the Current Order, shareholders must first approve the use of that expanded exemptive relief, which shareholders are being asked to approve in Proposal 2. While New York Life Investments may currently replace and appoint unaffiliated subadvisors, such as Cushing, under the Current Order (subject to Board approval), the Current Order does not apply to the engagement of Wholly-Owned Subadvisors, such as Cornerstone Holdings, Candriam France and MacKay Shields. New York Life Investments is seeking approval of each of the Proposed Subadvisory Agreements notwithstanding the fact that Cushing may be appointed without seeking shareholder approval.

What are Shareholders Being Asked to Approve?

As discussed in greater detail below, the Board of Trustees, at the recommendation of New York Life Investments, has approved the Repositioning, which will result in the implementation of a new investment objective and principal investment strategies for the Portfolio, pursuant to which New York Life Investments will allocate the

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Portfolio’s assets among multiple non-traditional or “alternative” investment strategies managed by New York Life Investments and various subadvisors. The Repositioning also will result in the appointment of Cornerstone Holdings, Candriam France, MacKay Shields and Cushing as subadvisors to the Portfolio on an interim basis in replacement of Marketfield. The Board’s recommendation is based on, among other things, the nature, quality and scope of the services Cornerstone Holdings, Candriam France, MacKay Shields and Cushing can provide to the Portfolio. After considering the factors discussed in this Proxy Statement, and following negotiations with New York Life Investments, the Board concluded it is in the best interests of the Portfolio to retain Cornerstone Holdings, Candriam France, MacKay Shields and Cushing as subadvisors to the Portfolio on a longer-term basis after the expiration of the Interim Subadvisory Agreements. Effective on or about January 19, 2016, the New Subadvisors will serve as subadvisors to the Portfolio pursuant to the terms of the Interim Subadvisory Agreements.

Shareholders are being asked to approve the sub-proposals in Proposal 1 for the purposes of establishing the Proposed Subadvisory Agreements with each of the New Subadvisors. In accordance with Rule 15a-4 under the 1940 Act, the Portfolio’s shareholders are being asked to approve the Proposed Subadvisory Agreements before the termination date of the Interim Subadvisory Agreements in order for the New Subadvisors to serve as subadvisors to the Portfolio on a longer-term, uninterrupted basis following that date. If shareholders do not approve one or more of the sub-proposals in Proposal 1, New York Life Investments, would consider the options available to the Portfolio. If fewer than all of the sub-proposals are approved, New York Life Investments, in conjunction with the Board, may determine to implement the sub-proposals that are approved by shareholders, including the corresponding changes in investment strategies, or may determine not to implement the sub-proposal. If Proposal 2 is approved, New York Life Investments, in conjunction with the Board, may consider appointing some or all of the New Subadvisors in reliance on the New Order. In any such case, the Portfolio would inform shareholders with respect to the specific changes in subadvisor and investment strategies that would take place, if any.

Why are the Prosposed Subadvisory Agreements Necessary?

The New Subadvisors will serve as the Portfolio’s subadvisors on an interim basis pursuant to Interim Subadvisory Agreements dated on or about January 15, 2016. The Board approved the Interim Subadvisory Agreements in connection with the Repositioning of the Portfolio. The Interim Subadvisory Agreements will remain in effect until the sooner of the expiration of 150 days, or the effective date of the Proposed Subadvisory Agreements. As such, at a meeting held on December 8-10, 2015, the Board also approved the Proposed Subadvisory Agreements, which you are being asked to approve, and which will allow the New Subadvisors to serve as subadvisors to the Portfolio on a longer-term, uninterrupted basis following the expiration of the Interim Subadvisory Agreements.

What Are the Anticipated Benefits of the Repositioning, the Interim Subadvisory Agreements and the New Subadvisory Agreements?

New York Life Investments and NYLIAC believe that the following potential benefits to shareholders resulting from the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements include: (i) benefits resulting from the Portfolio’s implementation of a diversified multi-strategy alternatives approach; (ii) benefits resulting from the Portfolio’s greater investment flexibility and access to additional investment strategies; and (iii) the expected reduction in the Portfolio’s total operating expenses, including a reduction in the Portfolio’s management fee. New York Life Investments has advised the Board that it believes the Portfolio and its shareholders will benefit from the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements.

What did the Board Consider in Approving the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements?

In connection with the planned Repositioning, at a meeting held on December 8-10, 2015, the Board unanimously approved New York Life Investments’ recommendation to appoint the New Subadvisors and to approve the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements between New York Life Investments, on behalf of the Portfolio, and: (i) Cornerstone Holdings; (ii) Candriam France; (iii) MacKay Shields; and (iv) Cushing. While the Interim Subadvisory Agreements are not subject to shareholder approval, the effectiveness of the Proposed Subadvisory Agreements is contingent on Shareholder approval of Proposal 1. The Interim Subadvisory Agreements and the Proposed Subadvisory Agreements provide that New York Life Investments, Cornerstone Holdings, Candriam France, MacKay Shields and Cushing will manage the assets of the Portfolio, as directed by New York Life Investments, the Portfolio’s investment manager, and pursuant to the Portfolio’s registration statement, as supplemented.

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New York Life Investments proposed that Cornerstone Holdings, Candriam France, MacKay Shields and Cushing be appointed as the subadvisors to the Portfolio based on, among other things, the nature, quality and scope of the services Cornerstone Holdings, Candriam France, MacKay Shields and Cushing would provide to the Portfolio. After considering the factors discussed in this Proxy Statement, and New York Life Investments’ indication to the Board that New York Life Insurance Company’s Variable Product Group has expressed a desire for a core alternatives product that utilizes a diversified multi-strategy alternatives approach to be made available as a MainStay VP Portfolio, and following negotiations with New York Life Investments, the Board concluded it is in the best interests of the Portfolio and its shareholders to appoint Cornerstone Holdings, Candriam France, MacKay Shields and Cushing as subadvisors to the Portfolio in replacement of Marketfield.

In connection with its consideration of New York Life Investments’ recommendation to approve the New Subadvisors, the Trustees, including members of the Board’s Contracts Committee, Investment Committee and Alternative and Closed-End Fund Oversight Committee, undertook reviews of each of Cornerstone Holdings’, Candriam France’s, MacKay Shields’ and Cushing’s respective qualifications to serve as the Portfolio’s subadvisors.

In reaching its decision to approve the Repositioning, the Interim Subadvisory Agreements and the Subadvisory Agreements, the Board considered information furnished by New York Life Investments, Cornerstone Holdings, Candriam France, MacKay Shields and Cushing. The Board also requested and received responses from Cornerstone Holdings, Candriam France, MacKay Shields and Cushing to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and the Independent Trustees. In addition, the Board considered information provided by New York Life Investments on the fees charged to other investment advisory clients that follow investment strategies similar to those proposed for the Portfolio, and the rationale for any differences in the Portfolio’s subadvisory fees and the fees charged to those other investment advisory clients.

In considering the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements, the Trustees reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, scope, and quality of the services to be provided to the Portfolio by Cornerstone Holdings, Candriam France, MacKay Shields and Cushing; (ii) the investment performance of the Portfolio and the historical investment performance of similar portfolios managed or subadvised by either Cornerstone Holdings, Candriam France, MacKay Shields or Cushing; (iii) the anticipated costs of the services to be provided, and expected profits to be realized, respectively, by Cornerstone Holdings, Candriam France, MacKay Shields and Cushing, from their respective relationships with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s proposed fees, including the subadvisory fees to be paid to Cornerstone Holdings, Candriam France, MacKay Shields and Cushing, particularly as compared to similar funds and accounts managed or subadvised by Cornerstone Holdings, Candriam France, MacKay Shields and Cushing, and third-party “peer funds” identified by New York Life Investments.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements were based on a consideration of all the information provided to the Board in connection with its reviews of Cornerstone Holdings, Candriam France, MacKay Shields and Cushing. The Board took note of New York Life Investments’ belief that Cornerstone Holdings, Candriam France, MacKay Shields and Cushing, with their respective resources and historical investment performance track records, are each well qualified to serve as the Portfolio’s subadvisors. In addition, the Board considered that the variable life insurance and variable annuity policy owners whose assets are invested in the Portfolio had a range of policies and investment options available to them, and had determined to invest through insurance products offered by New York Life Insurance Company and its affiliates. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements is provided below.

Nature, Scope and Quality of Services to be Provided by Cornerstone Holdings, Candriam France, MacKay Shields and Cushing

In considering the approval of the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements, the Board considered New York Life Investments’ responsibilities as proposed manager of the Portfolio under a “multi-manager” structure in which New York Life Investments would have oversight

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responsibility for the Portfolio’s Subadvisors and responsibility for the allocation of the Portfolio’s assets among multiple Subadvisors, including overseeing reallocation of assets among Subadvisors. The Board further noted that New York Life Investments also proposed to manage one of the sleeves of the Fund directly. The Board also examined the nature, scope and quality of the services that Cornerstone Holdings, Candriam France, MacKay Shields and Cushing each propose to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to each of Cornerstone Holdings, Candriam France, MacKay Shields and Cushing:

•	experience in serving as manager of other similar portfolios, including, with respect to each New Subadvisor, the MainStay Absolute Return Multi-Strategy Fund, a series of MainStay Funds Trust;

•	experience in providing investment advisory services;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment;

•	willingness to invest in personnel who may benefit the Portfolio;

•	experience of the Portfolio’s proposed portfolio managers, the number of accounts managed by each portfolio manager and the New Subadvisors’ methods for compensating portfolio managers; and

•	overall reputation, financial condition, and assets under management.

Based on these considerations, the Board concluded that, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements, that the Portfolio is likely to benefit from the nature, scope and quality of these services as a result of Cornerstone Holdings’, Candriam France’s, MacKay Shields’ and Cushing’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements, the Board noted that the Portfolio had no relevant investment performance track record because the Repositioning had not yet been implemented with respect to the Portfolio. The Board discussed with management and the Portfolio’s proposed portfolio management teams the Portfolio’s investment process, strategies and risks.

The Board considered various aspects of the Portfolio’s proposed investment processes and strategies, including the proposed hedging strategies anticipated to be implemented within various sleeves of the Portfolio. The Board also considered that the Portfolio may invest a portion of its assets in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (“Cayman Subsidiary”). In this regard, the Board considered the investment management services that New York Life Investments and the New Subadvisors proposed to provide to the Cayman Subsidiary and the expected benefits to be derived by the Portfolio from its use of one or more Cayman Subsidiaries. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Portfolio, including the retail MainStay Absolute Return Multi-Strategy Fund (although the Board took note of the fact that this Fund had only recently begun investment operations). Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by New York Life Investments and the New Subadvisors.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements, that the selection of Cornerstone Holdings, Candriam France, MacKay Shields and Cushing as the subadvisors to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Cornerstone Holdings, Candriam France, MacKay Shields, Cushing and New York Life Investments

The Board considered the estimated costs of the services to be provided by Cornerstone Holdings, Candriam France, MacKay Shields and Cushing under the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements and the anticipated profitability of New York Life Investments and its affiliates, including Cornerstone Holdings, Candriam France and MacKay Shields, and the profitability of Cushing as an unaffiliated subadvisor due to their relationships with the Portfolio. Because Cornerstone Holdings, Candriam France and MacKay Shields are affiliates of New York Life Investments whose subadvisory fees will be paid directly by New York Life

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Investments, the Board considered cost and profitability information for New York Life Investments, Cornerstone Holdings, Candriam France and MacKay Shields in the aggregate. Because Cushing’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are to be paid by New York Life Investments, not the Portfolio, the Board considered the profits to be realized by New York Life Investments and its affiliates from the Portfolio with respect to Cushing.

The Board noted that the engagement of Cornerstone Holdings, Candriam France, MacKay Shields and Cushing to replace Marketfield as the Portfolio’s subadvisors would mean that a greater portion of the revenues earned by New York Life Investments from the Portfolio would remain within the New York Life Investments enterprise. The Board also considered Cornerstone Holdings’, Candriam France’s, MacKay Shields’ and Cushing’s respective investments in personnel, systems, equipment and other resources necessary to manage the Portfolio. The Board acknowledged that Cornerstone Holdings, Candriam France, MacKay Shields and Cushing must each be in a position to pay and retain experienced professional personnel to provide services to the Portfolio, and that Cornerstone Holdings’, Candriam France’s, MacKay Shields’ and Cushing’s ability to maintain strong financial positions is important in order for Cornerstone Holdings, Candriam France, MacKay Shields and Cushing to provide high-quality services to the Portfolio. The Board requested and received information from New York Life Investments estimating the impact that the engagement of Cornerstone Holdings, Candriam France, MacKay Shields and Cushing would have on the overall profitability of the Portfolio to New York Life Investments and its affiliates. The Board concluded that the enhanced profitability was in line with the profitability of other portfolios to New York Life Investments and its affiliates. The Board considered the Portfolio’s contractual management and subadvisory fee schedules, and noted that New York Life Investments had agreed to reduce the Portfolio’s contractual management fee from 1.40% to 1.25% following the engagement of the New Subadvisors as subadvisors to the Portfolio. The Board also noted that, following discussions with the Board, New York Life Investments had agreed to voluntarily limit the total ordinary annual operating expenses of the Portfolio to the levels as of December 31, 2015, for a period of one year.

In considering the anticipated costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by Cornerstone Holdings, Candriam France, MacKay Shields and Cushing due to their respective relationships with the Portfolio. The Board recognized, for example, the benefits to either Cornerstone Holdings, Candriam France, MacKay Shields or Cushing from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings, Candriam France, MacKay Shields or Cushing in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.

The Board took into account the fact that the Portfolio would undergo changes to its investment objective and principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments, Cornerstone Holdings, Candriam France, MacKay Shields and Cushing that up to 100% of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the investment objectives and strategies that would be pursued by Cornerstone Holdings’, Candriam France’s, MacKay Shields’ and Cushing’s strategy. The Board noted that, following negotiations with the Board, New York Life Investments had agreed to reimburse the Portfolio for 100% of the direct portfolio transition costs associated with the Repositioning. Additional information about transition costs and expenses relating to this Proposal 1 may be found under the headings “Expenses in Connection with the Repositioning” and “Solicitation Expenses and other Expenses Related to the Special Meeting” elsewhere in this Proxy Statement.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements, that any profits expected to be realized by New York Life Investments and its affiliates, including Cornerstone Holdings, Candriam France and MacKay Shields, due to their respective relationships with the Portfolio, supported the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements. With respect to Cushing, the Board concluded that any profits to be realized by Cushing due to its relationship with the Portfolio will be the result of arm’s-length negotiations between New York Life Investments and Cushing, and will be based on fees paid to Cushing by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May be Realized as the Portfolio Grows

In addition, the Board considered whether the Portfolio’s proposed expense structure will permit economies of scale to be shared with Portfolio investors. The Board also considered a report from New York Life Investments,

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prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds or portfolios within the MainStay Funds Complex. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s fee and expense structure as the Portfolio grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements. The Board considered information provided by Cornerstone Holdings, Candriam France, MacKay Shields and Cushing concerning the fees each charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio, including the MainStay Absolute Return Multi-Strategy Fund. The Board noted, however, that Cornerstone Holdings’, Candriam France’s, MacKay Shields’ and Cushing’s fees as subadvisors are paid by New York Life Investments, and not the Portfolio. Accordingly, the Board principally focused on the reasonableness of the fees paid by the Portfolio to New York Life Investments and its affiliates in determining to approve the Repositioning and the Agreements.

After considering the factors above, the Board concluded that the Portfolio’s subadvisory fees were within a range that is competitive and that, within the context of the Board’s overall conclusions regarding the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements, support the conclusion that these fees are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board unanimously voted to approve the Repositioning, the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements.

What are the terms of the Proposed Subadvisory Agreements?

A form of Proposed Subadvisory Agreement is included as Exhibit A to this Proxy Statement, and the description of terms in this section is qualified in its entirety by reference to Exhibit A. The material terms of the respective Proposed Subadvisory Agreements with Cornerstone Holdings, Candriam France, MacKay Shields and Cushing are identical to each other except with respect to subadvisory fees and substantially similar to the terms of the prior subadvisory agreement with Marketfield with respect to the Portfolio, except as noted in the discussion below.

Under the Interim Subadvisory Agreements, the New Subadvisors will serve as subadvisors to the Portfolio on an interim basis beginning on or about January 15, 2016. Pursuant to the Proposed Subadvisory Agreements, Cornerstone Holdings, Candriam France, MacKay Shields and Cushing will continue to serve as the subadvisors to the Portfolio on a longer-term basis. The terms of the Interim Subadvisory Agreements are the same, in all material respects (including with respect to subadvisory fees), as the terms of the Proposed Subadvisory Agreements. Under the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements, New York Life Investments, Cornerstone Holdings, Candriam France, MacKay Shields and Cushing, on behalf of the Portfolio, will select the Portfolio’s investments and place all orders for purchases and sales of securities in accordance with the Portfolio’s investment objective, policies and restrictions, subject to the supervision of New York Life Investments and oversight by the Board. New York Life Investments will be responsible for managing a portion of the Portfolio’s assets, and the New Subadvisors will each be responsible for managing their allocated portion of the Portfolio’s assets. In addition, the New Subadvisors will perform the following services:

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•	make available to the Trust and New York Life Investments, promptly upon reasonable request, all of the Portfolio’s investment records and ledgers maintained by the New Subadvisors (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Portfolio) as are necessary to assist the Portfolio and New York Life Investments to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, as well as other applicable laws. The New Subadvisors will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Portfolio are being conducted in a manner consistent with applicable laws and regulations;

•	provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Portfolio and the issuers and securities represented in the Portfolio’s assets, and furnish the Board such periodic and special reports with respect to the Portfolio as the Board and New York Life Investments may reasonably request;

•	assist the custodian and portfolio accounting agent for the Portfolio in determining or confirming, consistent with the procedures and policies stated in the registration statement, the value of any portfolio securities or other assets of the Portfolio for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the New Subadvisors; and

•	arrange for the transmission to the custodian and portfolio accounting agent for the Portfolio, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Portfolio.

Under the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements, Cornerstone Holdings, Candriam France, MacKay Shields and Cushing each will be entitled to receive, from New York Life Investments and not from the Portfolio, an annual fee on the portion of the Portfolio’s assets that each manages, based on the average daily net assets of the Portfolio.

In consideration for the services it previously provided to the Portfolio, Marketfield received an annual fee of 0.70% on the average daily net assets of the Portfolio. Marketfield received a total of $3,042,185 in subadvisory fees for the fiscal year ended December 31, 2014.

If approved by shareholders, it is anticipated that the Proposed Subadvisory Agreements would go into effect on or about April 4, 2016, and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the Proposed Subadvisory Agreements will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding shares of the Portfolio, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. Each Proposed Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Portfolio’s Management Agreement, which is discussed below. Each Proposed Subadvisory Agreement also may be terminated as follows: (A) by New York Life Investments at any time without penalty, upon sixty (60) days’ written notice to the subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to New York Life Investments and the subadvisor; or (C) by the subadvisor at any time without penalty, upon sixty (60) days’ written notice to New York Life Investments and the Trust.

The Proposed Subadvisory Agreements provide that, except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Portfolio and New York Life Investments agree that Cornerstone Holdings, Candriam France, MacKay Shields and Cushing, any affiliated person of Cornerstone Holdings, Candriam France, MacKay Shields or Cushing, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls Cornerstone Holdings, Candriam France, MacKay Shields or Cushing, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the Proposed Subadvisory Agreements, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Cornerstone Holdings’, Candriam France’s, MacKay Shields’ or Cushing’s duties, or by reason of reckless disregard of Cornerstone Holdings’, Candriam France’s, MacKay Shields’ or Cushing’s obligations and duties under the respective Proposed Subadvisory Agreements.

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Were there any Other Changes Approved by the Board in Connection With the Approval of the Proposed Subadvisory Agreements?

In addition to approving the Interim Subadvisory Agreements and the Proposed Subadvisory Agreements with Cornerstone Holdings, Candriam France, MacKay Shields and Cushing at the December 8-10, 2015 meeting, the Board approved a name change to the Portfolio, which does not require shareholder approval. Effective January 19, 2016, the name of the Portfolio will be changed from MainStay VP Marketfield Portfolio to MainStay VP Absolute Return Multi-Strategy Portfolio. The Board also approved a change in the Portfolio’s investment objective. In addition, the Board approved changes to the Portfolio’s principal investment strategies and investment process, which will take effect on the same day on which the Interim Subadvisory Agreements take effect.

For additional information regarding the Portfolio’s new investment objective, investment strategies and risks, please refer to the supplement to the Portfolio’s prospectus dated December 16, 2015.

EXISTING MANAGEMENT AGREEMENT

New York Life Investments serves as manager to the Portfolio pursuant to the Management Agreement between New York Life Investments and the Trust on behalf of the Portfolio. New York Life Investments has managed the Portfolio since its inception. New York Life Investments was last approved as the investment manager to the Portfolio by the initial shareholder of the Portfolio on April 13, 2013 and its continuance approved by the Board at its meetings held on December 8–10, 2015.

The Management Agreement continues in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Portfolio (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Portfolio at any time on sixty (60) days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Portfolio, or by New York Life Investments. The Management Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act).

In conformity with the stated policies of the Portfolio, New York Life Investments administers the Portfolio’s business affairs. New York Life Investments also provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Portfolio.

The Management Agreement provides that New York Life Investments shall not be liable to the Trust for any error of judgment by New York Life Investments or for any loss sustained by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investments’ willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

Under the Management Agreement, New York Life Investments may make the day-to-day investment decisions for the Portfolio or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If it chooses to delegate to a subadvisor, New York Life Investments is responsible for monitoring the subadvisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investments continuously reviews, supervises and administers the Portfolio’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Portfolio’s assets.

From New York Life Investments’ management fee, Cornerstone Holdings, Candriam, MacKay Shields and Cushing will receive their subadvisory fees as detailed in the section above entitled, “What are the terms of the Proposed Subadvisory Agreements?”

During the fiscal year ended December 31, 2014, New York Life Investments received $6,084,369 in management fees from the Portfolio.

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INFORMATION ABOUT CORNERSTONE HOLDINGS, CANDRIAM FRANCE, MACKAY SHIELDS AND CUSHING

In connection with the Repositioning, New York Life Investments will enter into Interim Subadvisory Agreements with Cornerstone Holdings, Candriam France, MacKay Shields and Cushing, to serve as the subadvisors to the Portfolio. Under New York Life Investments’ supervision, the New Subadvisors will be responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for the Portfolio. For these services, Cornerstone Holdings, Candriam France, MacKay Shields and Cushing will be paid a monthly fee by New York Life Investments out of its management fee, and not by the Portfolio, as detailed in the section above entitled, “What are the terms of the Proposed Subadvisory Agreement?”

Cornerstone Holdings was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Cornerstone Holdings is an indirect, wholly-owned subsidiary of New York Life Insurance Company. As of [•], Cornerstone Holdings managed approximately [$ ] billion in assets.

In February 2014, New York Life Investments acquired Dexia Asset Management, now known as Candriam Investors Group, and includes Candriam France. Candriam Investors Group is a leading pan-European multi-specialist asset manager with a 20-year track record and a team of 500 experienced professionals. Candriam Investors Group has established investment management operations in Brussels, Paris, Luxemburg and Australia and an experienced sales force covering Europe, the Middle East and Australia. As of [•], Candriam France managed approximately [$ ] billion in assets.

MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. MacKay Shields is a leader in income-oriented investing. As of [•], MacKay Shields managed approximately [$ ] billion in assets.

Cushing is a wholly-owned investment advisory subsidiary of Swank Capital. Cushing was founded in 2003 and serves as investment adviser to registered and unregistered funds which invest primarily in securities of MLPs and other energy and energy-related companies. As of [•], Cushing managed approximately [$ ] billion in assets.

Exhibit C to this Proxy Statement sets forth the principal executive officers of Cornerstone Holdings, Candriam France, MacKay Shields and Cushing.

Effective January 15, 2016, the following individuals will be primarily responsible for the day-to-day management of the MainStay VP Absolute Return Multi-Strategy Portfolio.

Olivier Baccam

Mr. Baccam joined Candriam France in 2005 and has been a portfolio manager for Candriam France’s risk arbitrage strategy since 2009. Mr. Baccam has Bachelor’s and Master’s Degrees in computer science from Paris VI Pierre & Marie Curie University and a Master’s in company and financial management from Ecole Superieure de Gestion.

Steve Brument

Mr. Brument joined Candriam France in 2001 and has been head of systematic funds at Candriam France since 2007. Mr. Brument holds a Master from the Ecole Supérieure de Gestion-Finance in Paris.

Louis N. Cohen, CFA

Mr. Cohen joined MacKay Shields in 2004 as Director of Research after MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. Mr. Cohen received his BA and MBA from New York University. He also holds the Chartered Financial Analyst® (“CFA®”) designation.

Judd B. Cryer

Mr. Cryer joined Cushing in 2005 and is currently a Managing Director, Senior Research Analyst and Portfolio Manager. Mr. Cryer has prior experience as a consulting engineer and as a project manager with an energy and equipment and systems provider. Mr. Cryer received his BS in Mechanical Engineering from Oklahoma State University and an MBA in Finance from Southern Methodist University.

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Charles de Courcel

Mr. de Courcel has headed the Quantitative Global Macro strategy of Candriam since 2008. He began his career in 1998 as a Consultant Engineer and, has been developing tools for managing portfolio based on behavioral finance and technical analysis since 2002. In 2005, he became a Fund Manager in Fixed Income and then Equities for Credit Agricole / BFT Gestion. In 2008, he joined Candriam to develop the Quantitative Global Macro strategy. Mr. de Courcel has engineering degrees from the Ecole Polytechnique in France and from the Ecole Nationale Supérieure Telecom in Paris.

Myriam Guervin

Ms. Guervin has been a Global Macro Hedge Fund Manager at Candriam since 2008. She has been with Candriam all of her career, joining the firm in 1996 as a Risk Manager and moving into internal control a year later. In 1998, she became a Structured Fund Manager, and in 2001 an Opportunistic Fund Manager. Ms. Guervin assumed her current role in 2008. She holds a Master’s Degree in Management and Financial Markets from the University of Paris Panthéon-Sorbonne.

Roland Juhel

Mr. Juhel joined Candriam France in 2001 and has been a systematic fund manager at Candriam France since 2006. He has an engineering degree from the Hautes Etudes d’Ingénieur school in France and an engineering diploma from SUPELEC, also in France.

Nicolas Jullien, CFA

Mr. Jullien has been a senior fund manager of high yield and credit arbitrage team at Candriam France since 2013, in France. He began his career at Candriam France in 2007 as a fund manager for the same team. Mr. Jullien received an actuarial education at ISFA (Institute of Financial Sciences and Assurances) and completed his Master’s Degree in Actuarial & Financial Sciences from University Claude Bernard Lyon in 2007. He has been a CFA® charterholder since 2012.

Michael Kimble, CFA

Mr. Kimble joined MacKay Shields in 2004 as Director and Co-Head of High Yield portfolio management when MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. Mr. Kimble is also a CFA® charterholder.

Poul Kristensen, CFA

Mr. Kristensen joined New York Life Investments in 2011 as a Director in the Strategic Asset Allocation & Solutions Group. Mr. Kristensen focuses on global macroeconomic trends and investment strategy. Prior to joining New York Life Investments, he worked as senior investment strategist for Danske Bank where he advised major pension funds on asset allocation. Mr. Kristensen holds a Master’s degree in economics from Aarhus University in Denmark, is a CFA® charterholder and is also certified in quantitative finance (CQF designation).

Michel Le Bras

Mr. Le Bras has been a global macro hedge fund manager at Candriam since 2011. He began his career in 1986 as a Treasurer and Proprietary Trader on Interest Rates and Forex for Caisse de Gestion Mobilière, and in 1995 moved to the Compagnie Parisienne de Réescompte as a Proprietary Trader on Interest Rates, FX and Equities. In 2004, he founded his own asset management company and managed a Discretionary Global Macro Hedge Fund. In December 2010, he joined Candriam to develop this global macro approach. Mr. Le Bras holds a Master’s Degree in Finance from the University of Paris Dauphine.

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Johann Mauchand

Mr. Mauchand has been a systematic fund manager at Candriam France since 2013. Mr. Mauchand began his career as a statistical arbitrage analyst at HSBC in 2005, joining Candriam France a year later as a quantitative alternative management analyst. He took up his current role in 2013. Mr. Mauchand has Masters’ Degrees in mathematics from the University of Dijon in France and in financial engineering from the University of Evry in France.

John Musgrave

Mr. Musgrave joined Cushing in 2007. Mr. Musgrave has prior experience as an investment banking research analyst covering natural resources companies. Mr. Musgrave received his BBA in Finance from Texas A&M University.

Philippe Noyard

Mr. Noyard joined Candriam France in 1987 and has been head of high yield & credit arbitrage management at Candriam France since 2009. Mr. Noyard is also a voting member of Candriam France’s Credit Risk Committee. Mr. Noyard was appointed head of high yield management in 1999, and head of high yield & credit arbitrage management and a member of our Credit Risk Committee in 2009. He has Master’s Degrees in economics and finance and in finance and wealth management from the University of Economy in Clermont-Ferrand in France.

Mona Patni

Ms. Patni is a Vice President and Portfolio Manager for Cornerstone Holdings and has been with the firm or its predecessors since 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay.

Edouard Petitcollot

Mr. Petitcollot joined Candriam France in 2003 and has been a portfolio manager for Candriam France’s risk arbitrage strategy since 2005. In 2005, he moved to BNP Paribas as a fund analyst, before returning to Candriam France later that year as a risk arbitrage portfolio manager. Mr. Petitcollot has a degree in economics and management from the University of Paris II Panthéon-Assas and a Master’s in asset management from Paris-Dauphine University.

Dan Roberts, PhD

Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

Jeremy Roethel, CFA

Mr. Roethel is a Vice President for Cornerstone Holdings and has been with the firm or its predecessor entities since 2008. Mr. Roethel earned his MBA from the New York University Stern School of Business and received an Honors BS in Finance and a BS in Economics from the University of Delaware. He is a CFA® charterholder.

Amit Soni, CFA

Mr. Soni joined New York Life Investments in 2013 as a Senior Associate in the Strategic Asset Allocation and Solutions Group. Mr. Soni focuses on quantitative and macro-economic investment research and portfolio management for the funds managed by the team. Prior to joining New York Life Investments, he worked as an Investment Associate in the Global Asset Allocation group at Putnam Investments. He holds a Master’s degree from the Massachusetts Institute of Technology in Computation for Design and Optimization and a Bachelors degree from the Indian Institute of Technology Kanpur (India) in Mechanical Engineering. He holds the CFA® designation and has been in the investment industry since 2008.

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Jonathan Swaney

Mr. Swaney is currently a Managing Director in the Strategic Asset Allocation & Solutions Group, and works exclusively on MainStay’s fund-of-funds products. Mr. Swaney has been an employee of New York Life Investments or its affiliates since 1997. He earned his BA in Political Science from The College of William & Mary.

Jerry V. Swank

Mr. Swank formed Swank Capital, LLC and Cushing in 2000 and 2003, respectively, and he serves as Managing Partner and Chief Investment Officer. Prior to forming the firm, Mr. Swank was President of John S. Herold, Inc., an oil and gas research company (now part of IHS Herold (“Herold”)). Prior to joining Herold, Mr. Swank held institutional equity and fixed-income sales roles at Credit Suisse First Boston and served as an analyst and portfolio manager with Mercantile Texas Corp. He received a BA from the University of Missouri (Economics) and an MBA from the University of North Texas. Mr. Swank currently serves on the board of directors of The Cushing® MLP Total Return Fund, The Cushing® Royalty & Income Fund, The Cushing® Renaissance Fund and The Cushing® MLP Infrastructure Fund.

Libby F. Toudouze

Ms. Toudouze joined Cushing in 2005 and is currently a Partner and Portfolio Manager of the firm. She has extensive investment management experience including prior roles as an analyst, trader and portfolio manager. Ms. Toudouze earned her BBA and her MBA from Southern Methodist University.

Andrew Ver Planck, CFA

Mr. Ver Planck is a Senior Vice President for Cornerstone Holdings and has been with the firm or its predecessors since 2005. He leads the quantitative research team and is responsible for all portfolio management decisions for all quantitatively managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He is a CFA® charterholder.

Taylor Wagenseil

Mr. Wagenseil is a Senior Managing Director and has been Co-Head of High Yield portfolio management at MacKay Shields since 2004. Mr. Wagenseil received a BA from Dartmouth College and an MBA (Finance) from the Harvard Business School and has been in the investment management industry (high yield market) since 1979.

Jae Yoon, CFA

From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields LLC as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and leads the Strategic Asset Allocation & Solutions Group as its Chief Investment Officer. Mr. Yoon obtained a BS and a Masters degree from Cornell University and attended New York University’s Stern School of Business MBA program. He is a CFA® charterholder and has been in the investment management industry since 1991.

Patrick Zeenni

Mr. Zeenni joined Candriam France in 2003 and has been deputy head of high yield & credit arbitrage management at Candriam France since 2011. Mr. Zeenni has Master’s Degrees in finance and in financial markets from Paris Dauphine University. He has been a CFA charterholder since 2010.

Brokerage Commissions on Portfolio Transactions

In effecting purchases and sales of securities for the account of the Portfolio, the New Subadvisors will seek the best execution of the Portfolio’s orders. In the course of achieving best execution, the New Subadvisors may place such orders with brokers and dealers who provide market, statistical and other research information to it. The New Subadvisors will be authorized, under certain circumstances, when placing Portfolio transactions for equity

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securities, to pay a brokerage commission (to the extent applicable) in excess of that of which another broker might charge for executing the same transaction due to the New Subadvisors’ receipt of market, statistical and other research information.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as broker for the Portfolio. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life, the indirect parent of New York Life Investments. NYLIFE Securities is therefore an “Affiliated Broker,” as that term is defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Portfolio to NYLIFE Securities or any other affiliated broker for the Portfolio’s most recently completed fiscal year.

Expenses in Connection with the Repositioning

The Board and New York Life Investments engaged in discussions concerning the direct costs associated with the Repositioning. Portfolio holdings turnover related to the Repositioning is anticipated to be as high as 100%. This turnover would be in addition to the normal holdings turnover that would be experienced by the Portfolio as a result of its normal investment operations. Direct portfolio costs associated with the Repositioning are currently estimated to be $300,000 to $500,000. Following negotiations with the Board, New York Life Investments and the Board agreed that New York Life Investments would bear 100% of the direct portfolio transaction costs associated with the Repositioning.

In addition to direct portfolio transaction costs (e.g., brokerage commissions and related fees charged to the Portfolio), there are potential indirect costs to the Portfolio in connection with the Repositioning. For example, the process of buying and selling securities in connection with the Repositioning may impact the financial markets, resulting in market-impact cost to the Portfolio. The possibility that these indirect costs will arise is particularly real in the context of more thinly traded, less liquid markets, including many of the emerging markets in which the Portfolio may invest. Following discussions with the Board, New York Life Investments represented that Cornerstone Holdings, Candriam France, MacKay Shields and Cushing would institute measures designed to minimize the impact of these indirect transition costs on the Portfolio. In addition, New York Life Investments committed to provide the Board with a report on all transition costs (both direct and indirect) incurred in connection with the Repositioning.

No Taxable Event to Shareholders

Although the Portfolio is expected to recognize gain or loss for federal income tax purposes in connection with the Repositioning, it is expected that shareholders generally would not recognize a gain or loss for federal income tax purposes.

BOARD RECOMMENDATION

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” THE APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENTS.

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PROPOSAL 2

APPROVAL TO PERMIT NEW YORK LIFE INVESTMENTS, UNDER CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS WITH AFFILIATED AND UNAFFILIATED SUBADVISORS ON BEHALF OF THE PORTFOLIO WITHOUT OBTAINING SHAREHOLDER APPROVAL

You are being asked to approve a proposal to permit New York Life Investments, in its capacity as the investment manager to the Portfolio, subject to Board oversight, to enter into, and/or materially amend, subadvisory agreements with affiliated and unaffiliated subadvisors retained by New York Life Investments, on behalf of the Trust, to manage the Portfolio, with prior Board approval but without obtaining shareholder approval. Such an advisory structure is referred to as a “manager-of-managers” arrangement. Many of the funds and portfolios in the MainStay Fund Complex, including the Portfolio, currently operate under some form of this advisory structure.

Currently, the 1940 Act precludes such an arrangement without receiving exemptive relief from the SEC. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors.

New York Life Investments and the Trust have obtained an exemptive order (i.e., the New Order) from the SEC permitting New York Life Investments, on behalf of the Portfolio and subject to certain conditions and the approval of the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”), to hire unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (each, a “Wholly-Owned Subadvisor”), or make material amendments to subadvisory agreements with existing unaffiliated and Wholly-Owned Subadvisors to the Portfolio. The Portfolio is currently operating under a “manager-of-managers” structure whereby New York Life Investments is permitted to enter into or materially amend subadvisory agreements with unaffiliated subadvisors with prior Board approval but without shareholder approval (“Current Order”), which provides less flexibility, efficiency and cost-effectiveness than the New Order. For the Portfolio to be able to rely on the expanded exemptive relief provided under the New Order, which superseded the Current Order, shareholders must first approve the expanded exemptive relief. Under this Proposal 2, approval by the Board, including a majority of the Independent Trustees, will continue to be required before the Portfolio may enter into any new subadvisory agreements. However, if shareholders approve this Proposal 2, in addition to the relief available under the Current Order that applies only to hiring or modifying existing or future subadvisory agreements with unaffiliated subadvisors, a shareholder vote will no longer be required to approve subadvisory agreements with Wholly-Owned Subadvisors or material changes to such agreements, thereby limiting somewhat the shareholders’ control over the Portfolio’s operations, but permitting the Portfolio to operate more efficiently and cost-effectively. Approval of Proposal 2 also would permit the reliance on a future rule or exemptive order that would broaden the relief further to include any affiliated subadvisor (i.e,. not solely affiliated subadvisors that also are Wholly-Owned Subadvisors).

By approving Proposal 2, shareholders are approving the operation by the Portfolio in a manager-of-managers structure under any such terms or conditions necessary to satisfy the conditions of the New Order and any future law, regulation or relief provided by the SEC that may apply to any affiliated subadvisor.

Proposal 2 would take effect immediately upon approval by shareholders.

How Would the Expanded “Manager-of-Managers” Arrangement Benefit the Portfolio and the Shareholders?

The Board believes that it is in the best interests of the Portfolio and its shareholders to provide New York Life Investments and the Board with increased flexibility to recommend changes in certain subadvisors and to change subadvisors without incurring the significant delay and expense associated with obtaining prior shareholder approval. The Board believes that the expanded manager-of-managers arrangement under the New Order would permit the Portfolio to operate more efficiently and cost-effectively than it is able to operate under the Current Order. Currently, the Trust must call and hold a shareholder meeting of the Portfolio before it may appoint a new Wholly-Owned Subadvisor or materially amend a subadvisory agreement with a Wholly-Owned Subadvisor. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the Portfolio’s shareholders. This process is time-consuming and costly, and such costs are sometimes borne by the Portfolio, thereby reducing shareholders’ investment returns.

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As the investment manager to the Portfolio, New York Life Investments currently monitors the performance of Marketfield, the Portfolio’s subadvisor. Also, New York Life Investments is currently responsible for recommending to the Board whether a subadvisory agreement should be entered into, continued or terminated with respect to the Portfolio. In determining whether to recommend to the Board the continuation or termination of a subadvisory agreement, New York Life Investments considers several factors, including the Subadvisor’s performance record while managing the Portfolio. When a shareholder invests in the Portfolio, the shareholder effectively hires New York Life Investments to manage the assets of the Portfolio, either directly or via one or more subadvisors under New York Life Investments’ supervision. Therefore, the Board believes that shareholders already expect that New York Life Investments and the Board will take responsibility for overseeing any subadvisors engaged for the Portfolio and for recommending whether a particular subadvisor should be hired, terminated, or replaced. Considering the contractual arrangements under which the Portfolio has engaged New York Life Investments as the investment manager and New York Life Investments’ experience in overseeing and recommending subadvisors, the Board believes it would be appropriate to allow New York Life Investments to recommend, monitor, and evaluate Wholly-Owned Subadvisors directly, subject to the Board’s oversight. This approach would avoid the considerable costs and significant delays associated with seeking shareholder approval for entering into subadvisory agreements, on behalf of the Portfolio, with a Wholly-Owned Subadvisor or materially amending such agreements. Further, such an approach would be consistent with shareholders’ current expectations that New York Life Investments will use its experience and expertise to recommend qualified candidates to serve as subadvisors and would permit New York Life Investments to more efficiently and effectively take steps intended to meet such expectations.

If shareholders approve this Proposal, the Board would continue to oversee the selection and engagement of subadvisors. Further, the Board would continue to evaluate and consider for approval all new subadvisory agreements and all amendments to existing agreements. Finally, under the 1940 Act and the terms of the individual subadvisory agreements, the Board would continue to be required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial two-year term. Prior to entering into, renewing, or amending a subadvisory agreement, New York Life Investments and the relevant subadvisor have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

Finally, several of the other portfolios and funds in the MainStay Fund Complex are currently permitted to operate under the New Order, and shareholders of several of these portfolios and funds have approved the operation under any future rule or SEC relief that would allow the application of a manager-of-managers structure to any affiliated subadvisor. As a result, if shareholders approve this Proposal 2, the Portfolio would be able to operate in the same manner as these other portfolios/funds in the MainStay Fund Complex. If shareholders do not approve this Proposal 2, the Trust will continue to be required to solicit shareholder approval to appoint a Wholly-Owned Subadvisor or to materially amend a subadvisory agreement with a Wholly-Owned Subadvisor.

Would this Proposal Have Any Effect on the Advisory Fees Paid by the Portfolio to New York Life Investments or the Quality of Advisory Service the Portfolio Receives?

This Proposal 2 would not directly affect the amount of management fees paid by the Portfolio to New York Life Investments. The retention of the New Subadvisors on an interim basis is expected to result in the Portfolio paying a reduced management fee. If Proposal 1 is approved, the retention of the New Subadvisors on a longer-term basis (i.e., beyond the term of each Interim Subadvisory Agreement) would not result in any further changes to the Portfolio’s management fee. When entering into and amending subadvisory agreements, New York Life Investments has negotiated and will continue to negotiate fees paid to the subadvisors for their services. Also, if Proposal 2 is approved, New York Life Investments shall continue to pay subadvisory fees from its own assets. The fees paid to New York Life Investments by the Portfolio are considered by the Board in approving and renewing the management and subadvisory agreements. Further, whether or not shareholders approve Proposal 2, New York Life Investments will continue to be required to provide the same level of management and administrative services to the Portfolio as it currently provides, in accordance with the management agreement between New York Life Investments and the Trust, on behalf of the Portfolio, and other agreements. In addition, any new subadvisors retained on behalf of the Portfolio pursuant to the New Order would be expected to provide a level and quality of services that is consistent with the services provided by the Portfolio’s then current subadvisor or subadvisors.

What are the Terms of the New Order?

The New Order grants the Trust and New York Life Investments an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit New York Life Investments and

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the Trust, on behalf of the Portfolio, to: (a) engage new or additional Wholly-Owned Subadvisors or unaffiliated subadvisors; (b) enter into and/or modify existing subadvisory agreements with Wholly-Owned Subadvisors or unaffiliated subadvisors; and (c) replace subadvisors with Wholly-Owned Subadvisors or unaffiliated subadvisors without the approval of shareholders.

Under the terms of the New Order, the Trust and New York Life Investments would be subject to several conditions imposed by the SEC if shareholders approve this Proposal 2. For example, as is currently the case for unaffiliated subadvisors, within 90 days after a change in the Portfolio’s subadvisor or a material change to a subadvisory agreement, the Trust would be required to provide the Portfolio’s shareholders with an information statement containing information about the subadvisor and the subadvisory agreement, containing information similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. The Trust also would be required to comply with certain Portfolio governance requirements. The New Order also provides relief from certain regulatory requirements to permit the disclosure by the Portfolio of aggregated, as opposed to individual, information about the fees paid to subadvisors.

The New Order supersedes the Current Order and provides more flexibility and would allow New York Life Investments to operate with greater efficiency and cost-effectiveness than the Current Order.

By approving this Proposal 2, shareholders are approving the operation by the Portfolio in a manager-of-managers structure under any such terms or conditions necessary to satisfy the conditions of the New Order and any future law, regulation or relief provided by the SEC that may apply to any affiliated subadvisor.

BOARD RECOMMENDATION:

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THIS PROPOSAL

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VOTING INFORMATION

This Proxy Statement, along with a Notice of the Special Meeting of Shareholders and a proxy card, is first being mailed to shareholders of the Portfolio on or about January 25, 2016. Only shareholders of record as of the close of business on the Record Date, January 5, 2016, will be entitled to notice of, and to vote at, the Special Meeting.

Voting of Proxies. If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

You may also authorize your proxy on the Internet or by touch-tone telephone. These options require you to input a control number, which is located on each proxy card. After inputting the control number, you will be prompted to authorize your proxy on the Proposals. You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.

Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposals. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by: (i) delivering to the Secretary of the Trust written notice of the revocation; (ii) delivering to the Portfolio a proxy with a later date; or (iii) voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted “FOR” the Proposal and in the discretion of the proxy holder with regard to any other proposal.

Quorum Requirements. A quorum of shareholders (i.e., NYLIAC as the record owner of the Portfolio’s shares) is necessary to hold a valid meeting and to consider the Proposals. The holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Portfolio entitled to vote on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum. The following chart reflects the total number of shares outstanding as of the Record Date for each class of the Portfolio:

Number of Shares Outstanding

Service Class

[insert number of shares]

Initial Class

[insert number of shares]

Votes Necessary to Approve the Proposals. Approval of the Proposals will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Portfolio, as appropriate, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Portfolio present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy; or (ii) more than 50% of the outstanding voting shares of the Portfolio. NYLIAC, as the holder of record of shares of the Portfolio, is required to “pass through” to its Policy Owners the right to vote shares of the Portfolio.

The Portfolio expects that NYLIAC will vote 100% of the shares of the Portfolio held by its separate account(s) in accordance with instructions from its Policy Owners. NYLIAC will vote shares for which no instructions have been received from its Policy Owners, or for which it is not otherwise entitled to vote in its discretion, in the same proportion as it votes shares for which it has received instructions or is otherwise entitled to vote. No minimum number of voting instructions from Policy Owners is required before NYLIAC may vote the shares for which no voting instructions have been received. Because NYLIAC will vote its shares of the Portfolio in the same proportion as votes submitted by Policy Owners, it is possible that a small number of Policy Owners could determine the outcome of a respective Proposal.

Effect of Abstentions. Abstentions will have the effect of a negative vote with respect to a Proposal. Properly executed but unmarked voting instructions from Policy Owners will be voted in favor of a Proposal.

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Adjournments. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposals have not been received at the time of the Special Meeting, or for any other reason not prohibited by law or the Portfolio’s organizational documents, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of a Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

Solicitation Expenses and other Expenses Related to the Special Meeting. The Board accepted New York Life Investments’ proposal to bear 100% of the direct expenses relating to the Special Meeting, including the preparation, distribution, and tabulation of the proxy and costs related to the necessary prospectus supplements. These costs are estimated to be approximately $225,000. The Board also accepted New York Life Investments’ proposal to bear 100% of the direct portfolio transaction costs associated with the portfolio transition. These costs are estimated to be $300,000 to $350,000. The Portfolio has retained Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021 to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Portfolio, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose.

Other Matters to Come Before the Special Meeting. The Portfolio does not know of any matters to be presented at the Special Meeting other than the Proposals, as described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting, it is the intention of the Portfolio that proxies not containing specific restrictions to the contrary will be voted as described above under “Adjournments” with respect to proposals to adjourn the Special Meeting to solicit additional proxies in favor of the Proposals and in the discretion of the proxy holder on any other matters.

Future Shareholder Proposals. A Policy Owner may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the Policy Owner intends to introduce at such meeting. Any Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Trust at 51 Madison Avenue, New York, New York 10010. Any Policy Owner proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Policy Owners in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

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OTHER INFORMATION

Distributor.

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Portfolio’s distributor for the Portfolio’s Service Class shares pursuant to a Distribution and Service Agreement dated August 1, 2014.

Shareholder Reports.

The Portfolio will furnish, without charge, upon request, a printed version of the most recent annual and semi-annual reports to Policy Owners. Such requests may be directed to the Portfolio by contacting the Distributor of the Portfolio’s shares by writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, or by calling toll-free 800-598-2019.

Vote of Portfolio Shares by New York Life Investments.

The Trust also has four Asset Allocation Portfolios, which may invest in and own shares of the Portfolio directly. In that event, the Asset Allocation Portfolios’ investment manager, New York Life Investments and/or its affiliates, has the discretion to vote all or some of the Portfolio’s shares on the Proposal in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Portfolio. The Portfolio has been advised by New York Life Investments that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Householding of Proxy Statements.

The Portfolio may furnish only one copy of this proxy statement to a household, even if more than one policy owner resides in the household, unless the Portfolio has received contrary instructions from one or more of the household’s policy owners. If you are a policy owner and would like additional copies of this proxy statement, please contact the Trust by calling toll-free 800-598-2019. If in the future you do not want the mailing of your proxy statement to be combined with other members of your household, or if the Portfolio has furnished multiple proxy statements to your household and you would like the Portfolio to furnish only one statement to your household in the future, please inform the Trust in writing or via telephone at the address or telephone number listed above.

Beneficial Share Ownership of Trustees and Officers.

As of the Record Date, the current officers and Trustees, in the aggregate, beneficially owned less than 1% of a class of shares of the Portfolio.

Beneficial Share Ownership of Shareholders.

As of the Record Date, the shareholders identified below were known by the Portfolio to beneficially own 5% or more of the outstanding interest of a class of the Portfolio:

Service Class Shares

	Number of Outstanding Shares	Percentage Shareholder Shares of Class
NYLIAC Variable Annuity Separate Account III	[shares]	[percentage]
NYLIAC Variable Annuity Separate Account IV	[shares]	[percentage]
NYLIAC Variable Universal Life Separate Account I	[shares]	[percentage]
NYLIAC CSVUL Separate Account I	[shares]	[percentage]

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Initial Class Shares

	Number of Outstanding Shares	Percentage Shareholder Shares of Class
NYLIAC Variable Annuity Separate Account III	[shares]	[percentage]
NYLIAC Variable Annuity Separate Account IV	[shares]	[percentage]
NYLIAC Variable Universal Life Separate Account I	[shares]	[percentage]
NYLIAC CSVUL Separate Account I	[shares]	[percentage]

The address for each shareholder is 51 Madison Avenue, New York, New York 10010.

[As of the Record Date, NYLIAC was not aware of any Policy Owner that beneficially owned more than 5% of either class of shares of the Portfolio.]

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EXHIBIT A

MAINSTAY VP FUNDS TRUST

FORM OF SUBADVISORY AGREEMENT

This Subadvisory Agreement, made as of the ___ day of _______, 2016 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”), and [____________], [_______________ (the “Subadvisor”).

WHEREAS, MainStay VP Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate portfolios, each of which may offer a separate class of shares of beneficial interest, each portfolio having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust currently offers shares in multiple portfolios, may offer shares of additional portfolios in the future, and intends to offer shares of additional portfolios in the future; and

WHEREAS, the Manager entered into an Amended and Restated Management Agreement with the Trust, on behalf of its portfolios (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the portfolios of the Trust and manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1. Appointment. The Manager hereby appoints the Subadvisor to act as subadvisor to the portfolio designated on Schedule A of this Agreement (the “Portfolio”) with respect to all or a portion of the assets of the Portfolio designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more portfolios other than the Portfolio with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2. Portfolio Management Duties. Subject to the supervision of the Manager and the oversight of the Trust’s Board of Trustees (“Board”), the Subadvisor will provide a continuous investment program for the Portfolio’s Allocated Assets and determine the composition of the assets of the Portfolio’s Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the Portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Portfolio’s Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Portfolio, when these

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transactions should be executed, and what portion of the Allocated Assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Portfolio. The Subadvisor will provide the services under this Agreement in accordance with the Portfolio’s investment objective or objectives, policies and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a) The Subadvisor understands that the Allocated Assets of the Portfolio need to be managed so as to permit the Portfolio to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”), and will coordinate efforts with the Manager with that objective.

(b) The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Trust’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Trust.

(d) In connection with the purchase and sale of securities for the Portfolio, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Portfolio, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities (such as ISIN code) to be purchased or sold on behalf of the Portfolios, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(e) The Subadvisor will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other Allocated Assets of the Portfolio for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f) The Subadvisor will make available to the Trust and the Manager, promptly upon request, all of the Portfolio’s investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the relevant custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(g) The Subadvisor will provide reports to the Trust’s Board, for consideration at meetings of the Board, on the investment program for the Portfolio and the issuers and securities represented in the

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Portfolio’s Allocated Assets, and will furnish the Trust’s Board with respect to the Portfolio such periodic and special reports as the Trust and the Manager may reasonably request.

(h) In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Portfolio unless the contract with such company is approved by a majority of the Trust’s Board and by a majority of Trustees of the Trust who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Portfolio of the Trust to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Portfolio, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of the Trust’s assets:

(i) been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i) The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Portfolio, at the expense of the Allocated Assets or Portfolio. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation:

(i) documentation relating to private placements and bank debt;

(ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Portfolio can settle such private placements.

3. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Portfolio’s average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Portfolio that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4. Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Portfolio’s Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability

25

of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Portfolio and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to the (i) Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Portfolio, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5. Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6. Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations, including, but not limited to:

(a) the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;

(b) the fees and expenses of the Portfolio which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Portfolio not being maintained by the Manager; (iii) the pricing of the Portfolio’s shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees of the Trust; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolio’s shares;

(c) the fees and expenses of the Trust’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d) the charges and expenses of legal counsel and independent accountants for the Trust;

(e) brokers’ commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Portfolio;

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(f) all taxes and business fees payable by the Trust or the Portfolio to federal, state or other governmental agencies;

(g) the fees of any trade association of which the Trust may be a member;

(h) the cost of share certificates representing the Portfolio’s shares;

(i) the fees and expenses involved in registering and maintaining registrations of the Trust and of its Portfolio with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and

(l) any expenses assumed by the Portfolio pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7. Compliance.

(a) The Subadvisor agrees to assist the Manager and the Trust in complying with the Trust’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Trust’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b) The Subadvisor agrees that it shall immediately notify the Manager and the Trust’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c) The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or the Trust, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

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8. Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Declaration of Trust of the Trust, as amended from time to time (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”);

(b) By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified Resolutions of the Trustees of the Trust authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Portfolio and the Portfolio’s shares, and all amendments thereto;

(e) Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f) Prospectus and Statement of Additional Information of the Portfolio.

The Manager agrees that it shall provide all other information to the Subadvisor as the Subadvisor shall reasonably require to enable it to perform its duties hereunder.

9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Portfolio are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11. Representations Respecting Subadvisor. The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Portfolio concerning the Subadvisor or the Portfolio other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within ten (10) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12. Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Portfolio and its prior, present or potential shareholders, unless required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Portfolio or if such disclosure is expressly required or requested by applicable federal or state

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regulatory authorities or otherwise required by law. Confidential information of a party shall not include information that has been disclosed to the public, becomes available to the public through no fault of the other party or which is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of the third party’s confidentiality obligations.

13. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15. Indemnification.

(a) The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust or a Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Portfolio, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) may be based upon a failure by the Subadvisor to comply

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with Section 2, Paragraph (a) of this Agreement; or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Trust or a Portfolio, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d) The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or

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other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16. Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Portfolio, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio; and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Portfolio shall be effective to continue this Agreement with respect to the Portfolio notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for the Portfolio hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Trust. In the event of termination for any reason, all records of each Portfolio for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is defined in Section 2(a)(4) of the 1940 Act) or in the event the Management Agreement between the Manager and the Trust is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Portfolio; and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19. Use of Name.

(a) It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the

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Manager is Manager to the Trust and/or the Portfolio. Upon termination of the Management Agreement between the Trust and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b) It is understood that the name [_____________] or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trust and/or the Portfolio have the right to use such name (or derivative or logo) in offering materials of the Trust or sales materials with respect to the Trust with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Trust and/or the Portfolio. Upon termination of this Agreement, the Trust shall forthwith cease to use such name (or derivative or logo).

20. Proxies; Class Actions.

(a) The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Trust. Absent contrary instructions received in writing from the Trust, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Portfolio in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.

(b) Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Portfolio. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Portfolio.

21. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President, with a copy to General Counsel; or (2) to the Subadvisor at [_____________], Attention: [_________], with a copy to: General Counsel.

22. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c) To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party,

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

* * *

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the 15th day of January, 2016. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:		By:
Name:	Thomas Lynch	Name:	Stephen P. Fisher
Title:	Director and Associate General Counsel	Title:	President

[SUBADVISOR]

Attest:	By:
Name:	Name:
Title:	Title:

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SCHEDULE A

(Effective as of __________, 2016)

As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

PORTFOLIO	ANNUAL RATE
MainStay VP Absolute Return Multi-Strategy Portfolio * Sleeves within the Series:
[__________]	[____]%

The portion of the fee based upon the average daily net assets of the respective Portfolio shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Portfolio.

[* The Manager has agreed to waive a portion of the Portfolio’s management fee or reimburse the expenses of the appropriate class of the Portfolio so that the class total ordinary operating expenses do not exceed certain amounts. These waivers or expense limitations may be changed with Board approval. To the extent the Manager has agreed to waive its management fee or reimburse expenses, the Subadvisor has voluntarily agreed to waive or reimburse its fee in proportion to the percentage of the total subadvisory fee that the Subadvisor earns.]

Payment will be made to the Subadvisor on a monthly basis.

A-34

EXHIBIT B

COMPARABLE MUTUAL FUND SUBADVISED BY CORNERSTONE HOLDINGS,

CANDRIAM FRANCE, MACKAY SHIELDS AND CUSHING

Fund Name	Total Assets as of [•]	Annual Subadvisory Fee as a % of Average Daily Net Assets	Reductions or Agreements to Waive or Reduce Management Fee

B-1

EXHIBIT C

ADDITIONAL INFORMATION ABOUT CORNERSTONE HOLDINGS, CANDRIAM FRANCE, MACKAY SHIELDS AND CUSHING

Certain information on each executive officer of Cornerstone Holdings, Candriam France, MacKay Shields and Cushing is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee. Cornerstone Holdings’ address is 7101 West 78th Street, Suite 201, Bloomington, MN 55439. Candriam France’s address is 40 Rue Washington, Paris, F-75008. MacKay Shields’ address is 1345 Avenue of the Americas, 43rd Floor, New York, NY 10105. Cushing’s address is 8117 Preston Road, Suite 440, Dallas, TX 75225

[To Follow]

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EXHIBIT D

COMPARABLE MUTUAL FUND MANAGED BY NEW YORK LIFE INVESTMENTS

Fund Name	Total Assets as of November 30, 2015	Annual Management Fee as a % of Average Daily Net Assets
MainStay Absolute Return Multi-Strategy Fund	$101,411,763.03	1.25%

Waivers, Reductions or Agreements to Waive or Reduce Management Fee

Yes

D-1

EXHIBIT E

DIRECTORS AND OFFICERS OF NEW YORK LIFE INVESTMENTS

The directors and officers of New York Life Investments and their respective titles are listed below. The address for each officer and director is 51 Madison Avenue, New York, New York 10010.

Name of Officer/Director of New York Life Investment Management LLC	Title

Blunt, Christopher O.	Member of the Board of Managers
Fleurant, John T.	Member of the Board of Managers
Leber, Richard B.	Managing Director, Associate General Counsel and Assistant Secretary
Seter, Arthur H..	Member of the Board of Managers and the Compensation Committee
Bedard, David G.	Member of the Board of Managers; Senior Managing Director
Hung, Yie-Hsin	Chairman of the Board of Managers and Compensation Committee; Senior Managing Director, Chairman and Chief Executive Officer
Fisher, Stephen P.	Member of the Board of Managers; Senior Managing Director and President
Malloy, Anthony R.	Senior Managing Director

E-1

PROXY TABULATOR
P.O. BOX 55909
BOSTON, MA 02205-5909

# YOUR VOTE IS IMPORTANT!

**Vote by Internet**

Please go to the electronic voting site at **www.2voteproxy.com/NYL**. Follow the on-line instructions provided.

**Vote by Telephone**

Call toll free at **1-800-830-3542** and follow the recorded instructions provided.

**Vote by Mail**

To vote your voting instruction card by mail, check the appropriate voting boxes on the reverse side of this card, sign and date the card and return it in the enclosed postage-paid envelope.

**Please ensure the address below shows through the window of the envelope provided.**

**In Person**

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

VOTING INSTRUCTION VOTING INSTRUCTION

## MAINSTAY VP FUNDS TRUST MAINSTAY VP MARKETFIELD PORTFOLIO

51 Madison Avenue
New York, New York 10010

**Insurance Company name prints here**

**Proxy for A Special Meeting of Shareholders – April 4, 2016**

The undersigned, revoking any previously executed voting instruction cards, hereby directs the above-named Insurance Company to vote all shares of the Portfolio listed above in which the undersigned had an interest as a policy owner on January 5, 2016, at the Special Meeting of Shareholders of MainStay VP Funds Trust ("Trust"), on April 4, 2016 at 10:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC ("New York Life Investments"), 51 Madison Avenue, New York, New York 10010 or any adjournment thereof. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

**If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the Portfolio(s) attributable to your account value in proportion to the votes of policy owners allocating assets to such Portfolio for which voting instructions are received by the Insurance Company.**

**Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposal.**

**THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.**

**Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 4, 2016.**

**The proxy statement for this meeting is available at: www.2voteproxy.com/NYL**

382862 v.25 NYL16 -VIC – V2

**EVERY POLICY OWNER'S VOTE IS IMPORTANT.**

Remember to **sign and date below** before mailing in your vote. This voting instruction card is valid only when signed and dated.

**THANK YOU FOR VOTING**

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example: ■

**THIS CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This card will be voted as instructed. If no specification is made, the card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.**

**The Board of Trustees unanimously recommends a vote FOR the following Proposals.**

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1. To approve new subadvisory agreements between New York Life Investments and each of the following subadvisors: | | | |
| (1a) Cornerstone Capital Management Holdings LLC; | ☐ | ☐ | ☐ |
| (1b) Candriam France S.A.S.; | ☐ | ☐ | ☐ |
| (1c) MacKay Shields LLC; and | ☐ | ☐ | ☐ |
| (1d) Cushing Asset Management, LP. | ☐ | ☐ | ☐ |

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

**Signature**____________________ **Signature**____________________ **Date** ____________

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NYL16 -VIC – V2

PROXY TABULATOR
P.O. BOX 55909
BOSTON, MA 02205-5909

# YOUR VOTE IS IMPORTANT!

**Vote by Internet**

Please go to the electronic voting site at **www.2voteproxy.com/NYL**. Follow the on-line instructions provided.

**Vote by Telephone**

Call toll free at **1-800-830-3542** and follow the recorded instructions provided.

**Vote by Mail**

To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

**Please ensure the address below shows through the window of the envelope provided.**

**In Person**

Attend shareholders' meeting at New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010 on April 4, 2016, at 10:00 a.m., Eastern time.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

**MAINSTAY VP FUNDS TRUST MAINSTAY VP MARKETFIELD PORTFOLIO**

51 Madison Avenue

New York, New York 10010

**Proxy for A Special Meeting of Shareholders – April 4, 2016**

THIS PROXY IS BEING SOLICITED ON BEHALF OF MAINSTAY VP FUNDS TRUST'S BOARD OF TRUSTEES ON BEHALF OF VP MARKETFIELD PORTFOLIO ("PORTFOLIO"), A SERIES OF THE TRUST, FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO ("SPECIAL MEETING").

The undersigned hereby constitutes and appoints J. Kevin Gao and Thomas C. Humbert, their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Portfolio, to be held on April 4, 2016, at 10:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC ("New York Life Investments"), 51 Madison Avenue, New York, New York 10010 or at any adjournment thereof and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to an item, this proxy will be voted FOR the Proposals.

**Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 4, 2016.**

**The proxy statement for this meeting is available at: www.2voteproxy.com/NYL**

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NYL16 - Proxy – V2

**IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.**
**EVERY SHAREHOLDER'S VOTE IS IMPORTANT.**

Remember to **sign and date below** before mailing in your vote.
This proxy card is valid only when signed and dated.

**THANK YOU FOR VOTING**

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example: ■

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.**

**The Board of Trustees unanimously recommends a vote FOR the following Proposals.**

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1. To approve new subadvisory agreements between New York Life Investments and each of the following subadvisors: | | | |
| (1a) Cornerstone Capital Management Holdings LLC; | ☐ | ☐ | ☐ |
| (1b) Candriam France S.A.S.; | ☐ | ☐ | ☐ |
| (1c) MacKay Shields LLC; and | ☐ | ☐ | ☐ |
| (1d) Cushing Asset Management, LP. | ☐ | ☐ | ☐ |

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

**Signature**__________________________________**Signature**__________________________________**Date** ______________________

382862 v.25 NYL16 - Proxy – V2